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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Earliest Event Reported:
                                October 30, 2003


                       TriMedia Entertainment Group, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation of organization)



               000-49865                                 57-1107699
---------------------------------------- ---------------------------------------
        (Commission File Number)          (IRS Employer Identification Number)


      101 Charles Drive, Bryn Mawr, Pennsylvania             19010
------------------------------------------------------- ------------------------
      (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (610) 520-3050




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Item 5.    Other Events.

         On October 30, 2003, TriMedia Entertainment Group, Inc. entered into a letter agreement with third party lenders to amend that certain 35% secured promissory note dated June 27, 2002, as amended through August 11, 2003. The amendment to the secured promissory note extends the maturity date for an additional six months from October 31, 2003 to April 30, 2004. All other terms and conditions of the secured promissory note remain in full force and effect.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRIMEDIA ENTERTAINMENT GROUP, INC.



                                       By:    /s/ Christopher Schwartz
                                              --------------------------------
                                              Name:    Christopher Schwartz
                                              Title:   Chief Executive Officer


Date:  November 6, 2003





















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